Exhibit 10.12

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and among the following Parties as of December 14, 2018, the People’s Republic of China (“China” or the “PRC”):

(1)	Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd. (the “Lender”), a domestic company registered under the laws of the PRC;

(2)	Xiao Shanglue, a citizen of China, PRC ID No.: ******;

(3)	Hao Huan, a citizen of China, PRC ID No.: ******; (together with Xiao Shanglue, the “Borrowers”).

Each of the Lender and the Borrowers shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.

Borrowers collectively hold 100% of equity interests (“Borrower Equity Interest”) in Zhejiang Yunji Youxuan E-commerce Co., Ltd. (“Borrower Company”), which is a limited company duly registered in the PRC with its registered capital of RMB50,500,000;

2.	Lender intends to provide Borrowers with a loan to be used for the purposes set forth under this Contract.

After friendly consultation, the Parties agree as follows:

1	Loan

1.1

In accordance with the terms and conditions of this Contract, Lender agrees to provide an interest-free loan in the amount of RMB12,120,000 to Borrowers in the aggregate, out of which Lender agrees to provide a loan in the amount of RMB12,000,000 to Xiao Shanglue and a loan in the amount of RMB120,000 to Hao Huan (collectively, the “Loan”). The term of the Loan shall be 10 years from the date of this Contract, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, upon the request of Lender, any Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1	30 days elapse after such Borrower receives a written notice from the Lender requesting repayment of the Loan;

1.1.2	Such Borrower’s death, lack, or limitation of civil capacity;

1.1.3	Such Borrower ceases (for any reason) to be an employee of the Lender, the Borrower Company or their affiliates;

1.1.4	Such Borrower engages in or is involved in criminal activities;

1.1.5

According to the applicable laws of China, foreign investors are permitted to invest in the principle business that is currently conducted by the Borrower Company in China with a controlling stake and/or in the form of wholly foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and the Lender exercises the exclusive option under the Amended and Restated Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Contract.

1.2	The Loan provided by the Lender under this Contract shall inure to the Borrowers’ benefit only and not to the Borrowers’ successor(s) or assign(s).

1.3

The Borrowers agree to accept the aforementioned Loan provided by the Lender, and hereby agrees and warrants using the Loan to increase the registered capital of the Borrower Company. Without the Lender’s prior written consent, the Borrowers shall not use the Loan for any purpose other than as set forth herein.

1.4

The Lender and the Borrowers hereby agree and acknowledge that the Borrowers’ method of repayment shall be at the sole discretion of the Lender, and shall at the Lender’s option take the form of the Borrowers’ transferring the Borrower Equity Interest in whole to the Lender or the Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrowers to repay the Loan to the Lender, in accordance with this Contract and in the manner designated by the Lender.

1.5

The Lender and the Borrowers hereby agree and acknowledge that to the extent permitted by the applicable laws, the Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6

The Borrowers also undertake to execute an irrevocable Amended and Restated Proxy Agreement and Power of Attorney (the “Proxy Agreement and Power of Attorney”), which authorizes the Lender or a legal or natural person designated by the Lender to exercise all of the Borrowers’ rights as the shareholders of the Borrower Company.

1.7

When the Borrowers transfer the Borrower Equity Interest to the Lender or the Lender’s designated person(s), in the event that the transfer price of such equity interest is equal to or lower than the principal of the Loan under this Contract, the Loan under this Contract shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Contract, the excess over the principal shall be deemed the interest of the Loan under this Contract payable by the Borrowers to the Lender.

2	Representations and Warranties

2.1	Between the date of this Contract and the date of termination of this Contract, the Lender hereby makes the following representations and warranties to the Borrowers:

2.1.1	The Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2

The Lender has the legal capacity to execute and perform this Contract. The execution and performance by the Lender of this Contract is consistent with the Lender’s scope of business and the provisions of the Lender’s corporate bylaws and other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Contract; and

2.1.3	This Contract constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.

2.2	Between the date of this Contract and the date of termination of this Contract, the Borrowers hereby make the following representations and warranties:

2.2.1

The Borrowers have the legal capacity to execute and perform this Contract. The Borrowers have obtained all necessary and proper approvals and authorizations for the execution and performance of this Contract;

2.2.2	This Contract constitutes the Borrowers’ legal, valid, and binding obligations enforceable in accordance with its terms; and

2.2.3

There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrowers, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrowers.

3	Borrowers’ Covenants

3.1

As and when they become, and for so long as they remain shareholders of the Borrower Company, the Borrowers irrevocably covenant that during the term of this Contract, they shall cause the Borrower Company:

3.1.1

to strictly abide by the provisions of the Exclusive Option Agreement and the Amended and Restated Exclusive Service Agreement (the “Exclusive Service Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Service Agreement.

3.1.2

at the request of the Lender (or a party designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or a party designated by the Lender), and to strictly abide by such contracts/agreements;

3.1.3	to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request;

3.1.4	to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income;

3.1.5	at the request of the Lender, to appoint any persons designated by the Lender as directors of the Borrower Company;

3.2	the Borrowers covenant that during the term of this Contract, they shall:

3.2.1	endeavor to keep the Borrower Company engaged in its principle businesses and to keep the specific business scope of its business license;

3.2.2

abide by the provisions of this Contract, the Proxy Agreement and Power of Attorney, the Amended and Restated Equity Interest Pledge Agreement (the “Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which each Borrower is a party, perform his/her obligations under this Contract, the Proxy Agreement and Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Contract, the Proxy Agreement and Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

3.2.3

not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Interest Pledge Agreement;

3.2.4

cause any shareholders’ meeting and/or the board of directors of the Borrower Company to not approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to the Lender or the Lender’s designated person;

3.2.5

cause any shareholders’ meeting and/or the board of directors of the Borrower Company to not approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;

3.2.6	immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Equity Interest;

3.2.7

to the extent necessary to maintain his/her ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8	without the prior written consent of the Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;

3.2.9	appoint any designee of the Lender as director of the Borrower Company, at the request of the Lender;

3.2.10

to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated representative(s) at any time, and cause the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.11

to the extent permitted by the laws of China, at the request of the Lender at any time, cause the other shareholders of the Borrower Company to promptly and unconditionally transfer all of their equity interests to the Lender or the Lender’s designated representative(s) at any time, and the Borrower hereby waives their right of first refusal (if any) with respect to the share transfer described in this Section;

3.2.12

in the event that the Lender purchases the Borrower Equity Interest from the Borrowers in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to the Lender; and

3.2.13

without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4	Liability for Default

4.1

If the Borrowers conduct any material breach of any term of this Contract, the Lender shall have the right to terminate this Contract and require the Borrowers to compensate all damages; this Section 4.1 shall not prejudice any other rights of the Lender herein.

4.2	The Borrowers shall not terminate this Contract in any event unless otherwise required by the applicable laws.

4.3

In the event that the Borrowers fail to perform the repayment obligations set forth in this Contract, the Borrowers shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrowers repay the full principal of the Loan, overdue interests and other payable amounts.

5	Notices

5.1

Notices or other communications required to be given by any party pursuant to this Contract shall be written in Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.

6	Confidentiality

The Parties acknowledge that the existence and the terms of this Contract and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Contract are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Contract.

7	Governing Law and Resolution of Disputes

7.1	The execution, effectiveness, construction, performance, amendment and termination of this Contract and the resolution of disputes shall be governed by the laws of China.

7.2

Any dispute arising from or in connection with this Contract shall be submitted to China International Economic and Trade Arbitration Commission (the “CIETAC”) for arbitration which shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.

8	Effective Date and Term

8.1	This Contract shall be signed and take effect as of the date first set forth above.

8.2	The term of this Contract shall remain effective as long as the Loan exists.

9	Severability

If any provision of this Contract is deemed to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be limited to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

10	Counterparts

This Contract shall be executed in three (3) originals by all Parties, with each Party holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

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IN WITNESS WHEREOF, the Parties have duly executed this Contract on the date appearing at the head hereof.

Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd.

(/s/ Seal of Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd.)

Signature:	/s/ Xiao Shanglue
Name:	Xiao Shanglue
Title:	Legal Representative

Signature Page to Loan Contract

IN WITNESS WHEREOF, the Parties have duly executed this Contract on the date appearing at the head hereof.

Xiao Shanglue

Signature:	/s/ Xiao Shanglue

Signature Page to Loan Contract

IN WITNESS WHEREOF, the Parties have duly executed this Contract on the date appearing at the head hereof.

Hao Huan

Signature:	/s/ Hao Huan

Signature Page to Loan Contract